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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                              Amendment No. 1 to
                                Current Report

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 14, 1997
                                                   -----------------


                               Spyglass, Inc.
                            ---------------------
           (Exact name of registrant as specified in its charter)



                                  Delaware
                             ------------------
               (State or other jurisdiction of incorporation)


          0-26074                                          37-1258139
       ------------                                      --------------
(Commission File Number)                       (IRS Employer Identification No.)



                Naperville Corporate Center
              1240 East Diehl Road, 4th Floor
                       Naperville, IL                             60563
           --------------------------------------              -----------
          (Address of principal executive offices)              (Zip Code)



     Registrant's Telephone Number, including area code: (630) 505-1010
                                                         --------------


                                     N/A
                               ---------------
        (Former name or former address, if changed since last report)




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The undersigned Registrant hereby amends Item 7 of its Current Report on Form
8-K dated November 14, 1997 to read in its entirety as follows:


Item 7.   Financial Statements and Exhibits.

     (a) Financial statements of business acquired. Financial statements not required.

     (b) Pro forma financial information. Pro forma financial information not required.

     (c)  Exhibits.  See Exhibit Index.





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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SPYGLASS, INC.
                                                 --------------
                                                 (Registrant)


December 23, 1997                                /s/ Gary L. Vilchick
-----------------                                --------------------
(Date)                                           Gary L. Vilchick
                                                 Executive Vice President,
                                                 Finance, Administration and
                                                 Operations and Chief Financial
                                                 Officer



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                                Exhibit Index



Exhibit
  No.         Description
-------       -----------
  2*          Agreement and Plan of Merger dated as of
              November 14, 1997 by and among the Registrant,
              Spyglass Acquisition Corp. and AllPen Software.


__________

*    Previously filed.





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